                       As filed with the Securities and

                      Exchange Commission on May 1, 2002

                      Registration No. 33-43177; 811-6423
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ___

     Pre-Effective Amendment No.  ___                          ___

     Post-Effective Amendment No. 14                            x
                                  ---                          ---

                 and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                    ___

     Amendment No.  16                                          x
                    ---                                        ---

                       (Check appropriate box or boxes)

                       HILLIARD LYONS GROWTH FUND, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
              --------------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (502) 588-8400
                             _____________________

                             Joseph C. Curry, Jr.
                    Vice President, Treasurer and Secretary
                       HILLIARD LYONS GROWTH FUND, INC.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                       ---------------------------------

                                With a copy to:
                              William G. Strench
                             Frost Brown Todd LLC
                            400 West Market Street
                                  32nd Floor
                          Louisville, Kentucky 40202
                          --------------------------



                          ___________________________

            It is proposed that this filing will become effective:

             X   immediately upon filing pursuant to paragraph (b) of Rule 485
            ___  on May 1, 2002 pursuant to paragraph (b) of Rule 485
            ___
            ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

            ___  on __________ pursuant to paragraph (a)(1) of Rule 485
            ___  75 days after filing pursuant to paragraph (a)(2) of Rule 485
            ___  on _____________ pursuant to paragraph (a)(2) of Rule 485

                 If appropriate, check the following box:

            ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LOGO]

                       HILLIARD LYONS GROWTH FUND, INC.

   Hilliard Lyons Growth Fund, Inc. is a mutual fund that has a primary investment objective of providing long-term growth of capital. Current income is a secondary consideration that is sought only when consistent with the primary investment objective. The Fund's management seeks to achieve the investment objectives by investing primarily in common stock of companies believed to have potential for capital appreciation.

   As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


   An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                     This Prospectus is dated May 1, 2002.

                               Table of Contents

                                                                    Page

        RISK/RETURN SUMMARY........................................   3

           Fund Investment Objectives..............................   3

           Principal Investment Strategies.........................   3

           Principal Investment Risks..............................   3

        ANNUAL PERFORMANCE.........................................   4

        AVERAGE ANNUAL TOTAL RETURNS...............................   5

        FEES AND EXPENSES OF THE FUND..............................   6

        INVESTMENT OBJECTIVES, STRATEGIES AND RISKS................   7

           Investment Objectives...................................   7

           Investment Strategies...................................   7

           Principal Investment Risks..............................   8

        MANAGEMENT OF THE FUND.....................................   8

           Investment Adviser......................................   8

           Portfolio Management....................................   9

        SHAREHOLDER INFORMATION....................................   9

           Purchase of Fund Shares.................................  10

           Redemption of Shares....................................  11

           Class A Shares--Initial Sales Charge....................  13

           Contingent Deferred Sales Charge on Certain Redemptions.  13

           Class B Shares--Deferred Sales Charge Alternative.......  13

           Distribution Arrangements...............................  14

           Dividends and Distributions.............................  14

           Privacy Notice..........................................  15

        FINANCIAL HIGHLIGHTS.......................................  16


No dealer, sales person or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's Investment Adviser or the Fund's Distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

   Fund Investment Objectives. The Fund is an open-end, non-diversified management investment company, that has a primary investment objective of long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. There can be no assurance that the Fund will achieve its investment objectives.

   Principal Investment Strategies. The Fund seeks to meet its investment objective by investing in securities that are considered by the Fund's Investment Adviser (the "Adviser") to have long-term capital appreciation possibilities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. The Fund also seeks to meet its investment objective through a growth investment approach which involves buying stocks with above-average growth rates. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stock of companies having a market capitalization in excess of $500,000,000. The Fund may invest up to 30% of its total assets in smaller companies that fit its investment criteria.

   Principal Investment Risks. Because of the following risks, you could lose money on your investment in the Fund over a short or long term:

..   as a non-diversified fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance.

..   because different kinds of stocks go in and out of favor depending on market conditions, this Fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this Fund.


..   because small companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular small companies. In addition, small company stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.



..   the Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objectives. It is possible, however, that these evaluations will prove to be inaccurate.

                              ANNUAL PERFORMANCE


   One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following bar chart shows the average annual returns of the Fund's Class A Shares for each full calendar year since inception (January 6, 1992). Sales loads are not reflected in the bar chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance (before and after taxes) of the Fund is not indicative of its future performance.


                                    [CHART]


1993   4.13%
1994   2.60%
1995  31.10%
1996  19.98%
1997  40.41%
1998  13.58%
1999   3.23%
2000   0.53%
2001  -8.85%


   During the nine year period shown in the bar chart, the highest quarterly return was 19.20% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.92% (for the quarter ended September 30, 2001).

                         AVERAGE ANNUAL TOTAL RETURNS


   This table measures risk by showing how the Fund's performance compares with a broad-based market indice that the Fund's management believes is an applicable benchmark for the Fund. The S&P 500 average annual returns, and the Fund's average annual returns, are shown for one- and five-year periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus) and since inception. Sales loads are reflected in the table. Remember that the past performance of the Fund is not indicative of its future performance.





                                                         Class A          Class B
Average Annual Total Returns for the                 Since Inception  Since Inception
Periods Ended December 31, 2001      1 Year  5 Year (January 6, 1992) (April 20, 1998)
------------------------------------ ------  ------ ----------------- ----------------
Class A Shares
 Return Before Taxes................ -13.18%  7.52%        9.96%             N/A
 Return After Taxes on Distributions -13.18%  6.99%        9.32%             N/A
 Return After Taxes on Distributions
   and Sale of Fund Shares..........  -8.03%  6.13%        8.28%             N/A

Class B Shares
 Return Before Taxes................  -9.61%   N/A          N/A            -1.62%

S&P 500
  (reflects no deduction for fees,
  expenses, or taxes)............... -11.88% 10.69%       13.32%           -4.54%



   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class B Shares will vary.

                         FEES AND EXPENSES OF THE FUND

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Stockholder Fees (Fees paid directly from your Investment)
                                                                Class A  Class B
                                                                -------- -------
 Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)............................... 4.75%(1)  None
 Maximum Deferred Sales Charge (Load) (as a percentage of
   original purchase price or redemption proceeds, whichever is
   lower)...................................................... None(2)   4.75%(3)
 Sales Charge (Load) Imposed on Reinvested Dividends........... None      None
 Redemption Fees............................................... None(4)   None
 Exchange Fee.................................................. None      None
 Maximum Account Fee........................................... None      None

Annual Fund Operating Expenses (Expenses that are deducted
  from Fund assets) (as a percentage of average net assets)
 Management Fee................................................ 0.80%     0.80%
 Distribution (Rule 12b-1) Fee................................. 0.17%     0.90%
 Other Expenses (including audit, legal, stockholder services, transfer agent and custodian)............................... 0.47%(5)  0.87%(5)
 Total Annual Fund Operating Expenses.......................... 1.44%(5)  2.57%(5)

--------
(1)Sales charges are reduced for purchases of $50,000 or more. No sales charge is imposed on purchases by certain classes of investors. See "Purchase of Shares."

(2)Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 12 months following such purchases. See "Redemption of Shares."


(3)The maximum deferred sales charges declines to 3.75% in the second year, 2.75% in the third and fourth years, 1.75% in the fifth year and is eliminated thereafter. Class B Shares automatically convert to Class A Shares at the end of the month which precedes the 7th anniversary of the purchase date.


(4)A transaction fee of $5.00 may be charged for redemption proceeds paid by wire.

(5)For the year ending December 31, 2002, the Adviser voluntarily agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses attributable to the Class A Shares for such fiscal year exceed 1.30% of the average daily net assets attributable to the Class A Shares and by which the Fund's total annual operating expenses attributable to the Class B Shares for such fiscal year exceed 2.05% of the average daily net assets attributable to the Class B Shares. The Adviser also agreed to limit fees for the year ended December 31, 2001. The ratio of total operating expenses to average daily net assets for the year after the fee waiver was 1.25% for the Class A Shares and 2.05% for the Class B Shares and the ratio of the management fee to average daily net assets after the fee waiver, was 0.62% for Class A Shares and 0.29% for Class B Shares for the year. See "INVESTMENT ADVISER."

                                  ----------


   Example. This Example is intended to help the investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that the investor invests $10,000 in the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investor's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although the investor's actual costs may be higher or lower, based on these assumptions the investor's cost would be:



                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
 Class A (Assumes payment of maximum sales
        charge of 4.75% of the offering price)  $603  $  873  $1,164   $1,990
 Class B......................................
    Assumes redemption at end of period.......  $712  $1,005  $1,425   $2,293
    Assumes no redemption at end of period....  $237  $  730  $1,250   $2,293


   This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a stockholder of the Fund. Such costs and expenses do not reflect any waiver of advisory fees. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   Investment Objectives. The Fund is an open-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland on September 5, 1991. The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares.

   Investment Strategies. It is anticipated that most of the time a major portion of the Fund's portfolio will be invested in common stocks. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis focuses on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

   The Fund's growth investment approach involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages.

   The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund does not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained.

   The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market economic, political, or other conditions. The Fund may not achieve its investment objective when taking such a temporary defensive position.

   Principal Investment Risks. There is no assurance that the Fund will achieve its investment objective. As a "non-diversified" investment company, the Fund is not subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that otherwise would limit the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this the Fund may experience greater volatility in investment performance.


   The main risk of any investment in stocks is that price fluctuates. The value of your investment can go up or down depending upon market conditions, which means you could lose money.



   The Fund's investment in smaller companies involves greater market risks. Smaller companies may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.


   While the portfolio manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

                            MANAGEMENT OF THE FUND


   Investment Adviser. The Adviser, located at Hilliard Lyons Center, Louisville, Kentucky 40202, is a division of Hilliard Lyons. Hilliard Lyons is a wholly-owned subsidiary of PNC Bank Corp. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 2001 of approximately $1,956,000,000. As of December 31, 2001, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $2,907,000,000.


   Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, the Adviser provides investment research and a continuous investment program for the Fund consistent with the Fund's investment objectives.

   As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets attributable to each class. This fee is higher than the management fee paid by most investment companies. For the year ended December 31, 2001, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses, on an annualized basis, exceeded 1.30% for Class A Shares and 2.05% for Class B Shares. For the year ended December 31, 2001, the waiver of the management fee amounted to a total of $157,616 for both classes of shares. With the management fee waiver, total operating expenses for the year ended December 31, 2001 amounted to 1.25% of average daily net assets for Class A Shares, and 2.05% of average daily net assets for Class B Shares. Had there been no management fee waiver or expense reimbursement, total operating expenses would have been 1.44% of average daily net assets for Class A Shares, and 2.57% of average daily net assets for Class B Shares.


   The advisory clients of the Adviser include individuals, personal trusts, estates, employee benefit trusts, corporations and non-profit institutions, many of which have investment objectives which may be similar to those of the Fund. The Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. When the same securities are purchased or sold by the Fund and any of such other accounts at the same time, it is the policy of the Adviser to allocate such purchases and sales in a manner which is deemed equitable by the Adviser to all of the accounts involved, including the Fund. However, it cannot be expected that all of the Adviser's clients, including the Fund, will receive equal treatment at all times.

   Portfolio Management. Shawn Ridley is the portfolio manager of the Fund. Mr. Ridley is a Chartered Financial Analyst, Vice President of Hilliard Lyons, and a Senior Vice President of Hilliard Lyons Trust Company. Mr. Ridley serves as Director of the Investment Management Group Stock Selection Committee and as Chief Equity Officer. Mr. Ridley joined Hilliard Lyons in 1992 after four years as an Investment Counselor with Bank of Boston.

                            SHAREHOLDER INFORMATION


   Pricing of the Fund's Shares. The Fund offers two classes of shares of a single investment portfolio to provide investors with different purchase options. These are shares of Class A common stock, $.001 par value per share ("Class A Shares"), and shares of Class B common stock, $.001 par value per share ("Class B Shares"). The Class A Shares may be purchased at the current net asset value plus a sales charge of 4.75% of the amount invested (4.99% of the net amount invested). Sales charges are reduced for purchases of $50,000 or more. The minimum initial investment amount is $1,000 and the minimum investment for subsequent purchases is $100. Class A Shares may be redeemed without charge at their net asset value. The Class B Shares may be purchased at the current net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4.75% to 0% on certain redemptions made within six years of purchase.



   The net asset value per share of each of the Fund's classes of shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time ("closing time") on each "business day", currently any day that the New York Stock Exchange is open for business. The New

York Stock Exchange is presently scheduled to be closed on New Years Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.


   Class A Shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit to lower continuing fees. Class B Shares are sold to investors choosing to pay no initial load, a higher distribution fee and a contingent deferred sales charge with respect to redemptions within five years of purchase and who desires shares to convert automatically to Class A Shares after seven years.

   Purchase of Fund Shares. The following describes how an investor may purchase shares of the Fund:

      Initial Purchases. Fund shares may be purchased through a Hilliard Lyons investment broker who will open a Hilliard Lyons account, explain the stockholder services available from the Fund and answer any questions. Shares may also be purchased directly from the Fund's transfer agent (the "Transfer Agent") by completing and signing the purchase application included in this Prospectus and sending it, together with a check payable to Hilliard Lyons Growth Fund, Inc., to State Street Bank and Trust Company,
   Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. When purchasing Fund shares, investors must specify whether the purchase is for Class A Shares or Class B Shares. The minimum initial investment for either class is $1,000 and the minimum for additional investments for either class is $100. The Distributor may in the future enter into sales agreements with authorized dealers allowing Fund shares to be purchased through such authorized dealers.

      Additional Purchases. After an initial investment is made and a stockholder's account is established, additional purchases may be made either by telephoning the investment broker and placing an order, or by mailing the transmittal portion of the latest confirmation statement together with a check made payable to the Fund directly to the Transfer Agent. If a stockholder does not have the transmittal portion of the confirmation statement, the stockholder may simply provide the exact name or names in which the account was opened and the account number.

      Net Asset Value. The net asset value per share is computed separately for each class by dividing the net assets of the Fund attributable to that class (assets, including securities at market value, minus liabilities) by the number of shares of that class outstanding. The per share net asset value of the Class B Shares of the Fund will generally be lower than that of the Class A Shares of the Fund because of the higher expenses borne by the Class B Shares. Investments that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors. The Fund computes its net assets value as of "closing time" on each "business day".

      General. Purchase orders received by a Hilliard Lyons investment broker, by the Distributor, or by the Transfer Agent prior to "closing time" on any "business day" are executed at the public offering price determined that day. Purchase orders received by an authorized dealer on any "business day" are executed at the public offering price determined that day, provided the order is received by the Distributor in Louisville, Kentucky, or by the Transfer Agent prior to "closing time" on that day. Authorized dealers are responsible for transmitting purchase orders to the Distributor or Transfer Agent promptly. The failure of an authorized dealer to promptly transmit an order may cause the purchase price to be more or less than the amount an investor otherwise would have paid. Purchase orders received after "closing time" or on a day that is not a "business day" are priced as of "closing time" on the next succeeding "business day". A "business day" is any day on which the New York Stock Exchange is open for business; "closing time" is the close of trading on the Exchange, currently 4:00 p.m., Eastern time; or such other day or time as the Fund's directors may establish in the future. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

   Payment for Fund shares purchased through a Hilliard Lyons investment broker or an authorized dealer is normally due on the third business day after an order is placed with the Distributor. Investors may pay for purchases with checks drawn on domestic offices of U.S. banks or with funds in brokerage accounts maintained with Hilliard Lyons or the authorized dealer. When payment is made to a brokerage firm by an investor before a settlement date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. Purchase orders placed directly with the Transfer Agent by mail must be accompanied by payment.

                             REDEMPTION OF SHARES

   Any stockholder may require the Fund to redeem his or her shares. Class A shares may be redeemed without charge at their net asset value. Class B shares may be redeemed at the applicable contingent deferred sales charge. See "CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE". Stockholders who maintain brokerage accounts at Hilliard Lyons or at an authorized dealer may redeem shares through Hilliard Lyons or the authorized dealer; all other stockholders must redeem Fund shares through the Transfer Agent.


   Redemption through Hilliard Lyons or an Authorized Dealer. Stockholders who maintain accounts at Hilliard Lyons or at an authorized dealer may submit redemption requests to their Hilliard Lyons investment broker or such authorized dealer in person or by telephone, mail or wire. Redemption requests directed to a Hilliard Lyons investment broker are effected at the net asset value next computed after receipt of the request. Redemption requests directed to an authorized dealer are effected at the net asset value next computed after receipt of the request by the Distributor. Redemption proceeds are credited to the stockholder's brokerage account for disbursement according to the stockholder's instructions and will normally be credited to the Stockholder's brokerage account within three business days. Redemption proceeds for Class B shares will be reduced by a deferred sales charge if a redemption occurs during the first five years after purchase. Authorized dealers are responsible for transmitting redemption requests to the Distributor promptly. The failure of an authorized dealer to promptly transmit a redemption request may cause the redemption proceeds to be more or less than the amount an investor otherwise would have received.


   Redemption through the Transfer Agent. Stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer must redeem their shares through the Transfer Agent by mail; other stockholders also may redeem Fund shares through the Transfer Agent. Stockholders should mail redemption requests directly to the Transfer Agent: State Street Bank and Trust Company,
Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. A redemption request is executed at the net asset value next computed after it is received in "good order". "Good order" means that the request must be accompanied by the following: (1) a letter of instructions specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed) signed by all registered owners of the shares in the exact name in which they are registered, (2) a guarantee of the signature of each registered owner by any commercial bank, trust company or member of a recognized stock exchange, and (3) other supporting legal documents in the case of an estate, trust, guardianship, custodianship, partnership or corporation. Stockholders are responsible for ensuring that a request for a redemption is received in "good order". A stockholder may elect to have redemption proceeds of $1,000 or more wired to a commercial bank account designated by the stockholder. A transaction fee of $5.00 may be charged for payments by wire.

   Additional Information on Redemptions. If the shares were recently purchased, the redemption proceeds are not sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares requested to be redeemed may be delayed when the purchase check has not cleared, but the delay will be no longer than required to verify that the purchase check has cleared. The Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission (the "SEC") has by order permitted such suspension or
(iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

   The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund reserves the right to effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a stockholder receives a distribution in kind, the stockholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

   Questions about redemption requirements should be referred to the stockholder's Hilliard Lyons investment broker or authorized dealer, or to the Transfer Agent if the stockholder does not maintain a brokerage account. Because the Fund incurs certain fixed costs in maintaining stockholder accounts, the Fund reserves the right to redeem stockholder accounts of less than $500 in net asset value. Such stockholder accounts will be redeemed only if the balance has decreased below that level as a result of stockholder redemptions and not because of fluctuations in the net asset value of the Fund's shares. If the Fund elects to redeem such shares, it will notify the stockholder of its intention to do so and provide the stockholder with an opportunity to increase the amount invested to $500 or more within 30 days of the notice.

   Class A Shares--Initial Sales Charge. An initial sales charge may apply, as described below, when purchasing Class A Shares of the Fund. Sales charges may be reduced for large purchases as indicated below.


                                          Sales Charge  Sales Charge as Maximum Authorized
                                          as Percentage  Percentage of  Dealer Allowance as
                                           of Offering    Net Amount       Percentage of
Amount of Purchase                            Price        Invested       Offering Price
------------------                        ------------- --------------- -------------------
Less than $50,000........................     4.75%          4.99%             4.25%
$50,000 up to (but less than) $100,000...     4.00%          4.17%             3.50%
$100,000 up to (but less than) $250,000..     3.00%          3.09%             2.50%
$250,000 up to (but less than) $500,000..     2.25%          2.30%             2.00%
$500,000 up to (but less than) $1 million     1.75%          1.78%             1.50%
$1 million or more.......................     None           None              None

   The offering price for the Fund's shares includes a front-end sales load. No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. The Distributor may pay a commission to its investment brokers or to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1% on sales to $3 million plus 0.50% on the excess over $3 million.





   Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in (S)72(m)(7) of the Code) of the stockholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"), or (c) systematic withdrawals from ERISA plans if the stockholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual stockholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

   Class B Shares--Deferred Sales Charge Alternative. The Class B Shares can be purchased at net asset value without an initial sales charge. However, if the Class B Shares are redeemed within five years after purchase, they are subject to a contingent deferred sales charge (expressed as a percentage of the lesser of the current net asset value or original cost) which will vary according to the number of years from the purchase of Class B Shares until the redemption of those shares. The amount of the contingent deferred sales charge on Class B Shares is set forth below.


                                        Contingent Deferred
                   Years Since Purchase    Sales Charge
                   -------------------- --------------------
                     Less than 1 year..        4.75%
                     1 to 2 years......        3.75%
                     2 to 4 years......        2.75%
                     4 to 5 years......        1.75%
                     5 to 7 years......         None
                     Year 7............ Converts to A Shares

   Class B Shares are subject to higher distribution fees than Class A Shares for a period of seven years (after which they convert to Class A Shares). Shares purchased through reinvestment of dividends on Class B Shares also will convert automatically to Class A Shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the seventh anniversary of the purchase date.

   The higher fees mean a higher expense ratio, so Class B Shares pay corresponding lower dividends and may have a lower net asset value than Class A Shares.

   The contingent deferred sales charge is waived in the event of (a) a total or partial redemption made within one year of death or disability (as defined in (S)72(m)(7) of the Code) of the stockholder; (b) systematic withdrawals up to 10% of the net asset value of the account at the time the systematic withdrawal is established; (c) systematic withdrawals from an IRA account; (d) total or partial distributions from an IRA if the stockholder is at least
59 1/2 years old; (e) a lump sum distribution from an ERISA plan; or (f) a redemption resulting from tax-free return of an excess contribution to an IRA.


   Distribution Arrangements. The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The amount of the distribution fee payable under the plan is .25% for Class A Shares and 1.00% for Class B Shares.


   Dividends and Distributions. It is the present policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions are normally reinvested in additional shares of the same class at net asset value without a sales charge, unless otherwise elected at purchase. The per share dividends on Class B Shares may be lower than the per share on Class A Shares principally as a result of the higher distribution fee applicable with respect to Class B Shares. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Transfer Agent. The Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable income and capital gains. If necessary to avoid the imposition of this tax and if in the best interests of its stockholders, the Fund will declare and pay distributions of its net investment income and net capital gains more frequently than stated above.



   Dividends paid by the Fund from investment income and distributions of short-term capital gains are taxable to stockholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains are taxable to stockholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the stockholder has held shares of the Fund. Each stockholder receives an annual statement as to the tax status and dollar amounts of dividends and distributions, if any, for the prior calendar year. The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes.

   The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (i) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (ii) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) the payee fails to certify that backup withholding is not required.

   Redemption of Fund shares or exercising a withdrawal through the Fund's withdrawal plan may have tax consequences. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax. See the "Statement of Additional Information." Investors must report any gain or loss realized for federal and state income purposes. Investors should consult their tax adviser regarding the tax consequences of redeeming or participating in the withdrawal plan.


   Privacy Notice: We are committed to maintaining your trust and confidence. That is why we want you to understand how we protect your privacy when we collect and use information about you and the measures we take to safeguard that information.

   We obtain non-public personal information about you from:

   . Information we receive from you on applications or other forms such as your name, address and income; and

   . Information about your transactions with us or others such as your broker.

   We do not disclose any nonpublic personal information about you or our former customers to anyone, except with consent or as otherwise permitted by law.

   We restrict access to nonpublic personal information about you to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards designed to protect your nonpublic personal information we collect.

                             FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Investment which is available upon request.





                                                                                     Investor B
                                                               ------------------------------------------------
                                                                                                      Period from
                                                                                                       April 20,
                                                                         For the Year Ended             1998* To
                                                                            December 31,              December 31,
                                                               ---------------------------------      ------------
                                                                2001         2000         1999            1998
                                                               -------      -------      -------      ------------
Net asset value:
Beginning of period........................................... $ 33.31      $ 33.38      $ 33.33         $32.63
                                                               -------      -------      -------         ------
Net investment income/ (loss).................................   (0.26)       (0.37)       (0.14)         (0.02)
Net realized and unrealized gain (loss) on investments........   (2.93)        0.30         0.97           1.57
                                                               -------      -------      -------         ------
Total from investment operations..............................   (3.19)       (0.07)        0.83           1.55
                                                               -------      -------      -------         ------
Less dividends from:..........................................
Net investment income.........................................   (0.00)       (0.00)       (0.00)         (0.14)
Realized gains................................................   (0.00)       (0.00)       (0.78)         (0.71)
Total distributions...........................................   (0.00)       (0.00)       (0.78)         (0.85)
                                                               -------      -------      -------         ------
Net asset value:
  End of period............................................... $ 30.12      $ 33.31      $ 33.38         $33.33
                                                               =======      =======      =======         ======
Total Investment Return (Excludes sales charge)...............   (9.61)%      (0.21)%       2.44%          4.82%***

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets.............    2.05%(e)     2.05%(d)     2.04%(c)       2.05%(b)**
Ratio of net investment income to average net assets..........   (1.15)%(e)   (0.93)%(d)   (0.44)%(c)    (0.23)%(b)**
Portfolio turnover rate (f)...................................   19.05%       34.19%       24.60%         18.15%
Net assets, end of period (000s omitted) ..................... $11,129      $10,395      $13,343         $9,604


                                                                                        Investor A
                                                               ---------------------------------------------------------


                                                                                    For the Year Ended
                                                                                       December 31,
                                                               ---------------------------------------------------------
                                                                2001         2000         1999        1998        1997
                                                               -------      -------      -------     -------     -------
Net asset value:
Beginning of period........................................... $ 33.89      $ 33.71      $ 33.49     $ 30.29     $ 22.95
                                                               -------      -------      -------     -------     -------
Net investment income/ (loss).................................   (0.12)       (0.06)        0.11        0.20        0.12
Net realized and unrealized gain (loss) on investments........   (2.88)        0.24         0.98        3.89        9.13
                                                               -------      -------      -------     -------     -------
Total from investment operations..............................   (3.00)        0.18         1.09        4.09        9.25
                                                               -------      -------      -------     -------     -------
Less dividends from:..........................................
Net investment income.........................................   (0.00)       (0.00)       (0.09)      (0.18)      (0.12)
Realized gains................................................   (0.00)       (0.00)       (0.78)      (0.71)      (1.79)
Total distributions...........................................   (0.00)       (0.00)       (0.87)      (0.89)      (1.91)
                                                               -------      -------      -------     -------     -------
Net asset value:
  End of period............................................... $ 30.89      $ 33.89      $ 33.71     $ 33.49     $ 30.29
                                                               =======      =======      =======     =======     =======
Total Investment Return (Excludes sales charge)...............   (8.85)%       0.53%        3.23%      13.58%      40.41%

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets.............    1.25%(e)     1.29%(d)     1.29%(c)    1.25%(b)    1.30%(a)
Ratio of net investment income to average net assets..........   (0.36)%(e)   (0.17)%(d)    0.30%(c)    0.64%(b)    0.49%(a)
Portfolio turnover rate (f)...................................   19.05%       34.19%       24.60%      18.15%      22.20%
Net assets, end of period (000s omitted) ..................... $51,402      $62,884      $87,293     $88,498     $58,416



(a)Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.

(b)Net of voluntary expense reimbursement and management fee waiver by the Adviser for B share investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and 0.62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.

(c)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B shares, respectively, for the year ended December 31, 1999.

(d)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.37% and (0.25%) for A shares and 2.58% and (1.46%) for B shares, respectively, for the year ended December 31, 2000.

(e)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.44% and (0.55%) for A shares and 2.57% and (1.67%) for B shares, respectively, for the year ended December 31, 2001.

(f)Portfolio turnover rate is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.


  *Commencement of Class B shares

 **Annualized
 ***Not annualized

Account Application
                                               HILLIARD LYONS GROWTH FUND, INC.
--------------------------------------------------------------------------------
Do Not Use This Application To Open An IRA. Please Contact Your Investment Broker For The Special Application Required.

This Application may be used to open a new account or to add stockholder options listed on reverse to an existing account.

[_]  Check box if adding stockholder options to an existing account _
                                             (Fund Account Number if known)
--------------------------------------------------------------------------------
Return this       State Street Bank and Trust Company
 completed        Attention: Hilliard Lyons Growth Fund, Inc.
 application to:  P.O. Box 8315
                  Boston, MA 02266-8315
                  For additional information, call the Distributor,
                  J.J.B. Hilliard, W.L. Lyons, Inc. at (800) 444-1854 or
                  (502) 588-9145
--------------------------------------------------------------------------------
1. TELL US HOW YOU WOULD LIKE TO REGISTER YOUR ACCOUNT
  Registration

Individual--use Line 1      [_] 1.  _______________________________________                ___________________
                                   First Name         Initial             Last Name....... Social Security No.
---------------
                            [_] 2. ________________________________________                ___________________
Joint Tenant (if any) With         First Name         Initial             Last Name....... Social Security No.
Right of Survivorship--
use Line 2                  [_] 3. ________________________________________                ___________________
---------------                    First Name         Initial             Last Name.......    Tax I.D. No.
     (less than)/TC
                            _________________________________________________              ___________________
Corporation, Partnership,             Name of Officer, Managing Partner,
Trust, or others in any fi-                  Trustee or Custodian                          ___________________
duciary or representative                      (less than)/TC
capacity--use Line 3                                                                             Minor's
---------------             [_] 4. ________________________________________                Social Security No.
                                   Custodian's First Name   Initial   Last Name...........
Gifts to Minors--use
Line 4                      _________________________________________________
---------------
                                   Minor's First Name   Initial     Last Name.............

                                                    (less than)/TC
                                      Under the _______________________ Uniform Gifts to Minors Act..............
                                               State of Minor's Residence

2.  ADDRESS

 ________________     __________________________________
      Street        Area Code                  Telephone
 ________________   Citizen of ____________ U.S. ____________ Other ________________________
 City  State  Zip                              (Specify)

                               (less than)/TC
3. TELL US WHICH CLASS AND HOW MUCH YOU WOULD LIKE TO INVEST
                               (less than)/TC
  Class of shares (check one): Class A [  ] Class B [  ]
  Amount of Initial Investment
  Please open a new account. My check for $ __________ is enclosed payable to Hilliard Lyons Growth Fund, Inc. (Minimum initial investment $1,000)
  Capital Gains and Dividend Distributions
  All capital gains and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
                               (less than)/TC
  [_] Pay capital gains distributions in cash
                               (less than)/TC
  [_] Pay income dividends in cash
                               (less than)/TC
4. YOU MAY BE ELIGIBLE TO REDUCE YOUR SALES CHARGE ON THE PURCHASE OF CLASS A SHARES
                               (less than)/TC
  Letter of Intent--Please complete this section if opening a Letter of Intent
                               (less than)/TC
  Although I am not obligated to do so, I intend to purchase shares of Hilliard Lyons Growth Fund, Inc. over the 13-month period following the effective date of this application in amounts (not less than 5% of the total intended amount for the initial purchase) which will equal or exceed:
                               (less than)/TC
  [_] $50,000  [_] $100,000  [_] $250,000  [_] $500,000  [_] $1,000,000

  I remit herewith payment for $ _ of such Shares. Each purchase will be made at the then reduced Offering Price applicable to the amount checked above, as described in the Prospectus. By completing this section of the application and signing it below, I agree to the terms and conditions of the Letter of Intent as described in the Prospectus and I irrevocably constitute and appoint State Street Bank and Trust Company my attorney, with full power of substitution, to surrender for redemption any or all shares of the Fund held in escrow to make up any deficiency in the sales charge if my total purchases over the 13-month period are less than the total intended amount.
  Cumulative Quantity Discount
  See "Purchase of Shares" in Prospectus
  Cumulative quantity discounts are applicable if a stockholder's current holdings of existing shares total the requisite amount for receiving a discount as described in the Prospectus. Below are listed all the accounts (account name and number) which should be aggregated for a cumulative quantity discount.
  Name __________________   Name __________________   Name _________________
  Acct. No. _____________   Acct. No. _____________   Acct. No. ____________
  Combined Purchase Privilege
  List the names of the individuals, plans or trustees who are also opening Fund accounts at this time with whom you are entitled to combine your purchase as provided in the Prospectus under "Purchase of Shares".
  Name ______________________________________________________________________
  Name ______________________________________________________________________
5.  YOU MAY WISH TO AVAIL YOURSELF OF OTHER STOCKHOLDER OPTIONS
  Systematic Withdrawal Plan
  This service is available only for accounts with a minimum net asset value of $10,000 or more. You may receive payments of $100 or more.
  [_] I wish to activate the automatic cash withdrawal service.
  I would like a check for $ _ mailed on the following basis:
  [_] monthly [_] quarterly
  Withdrawals will be taken on the last business day of the month or calendar quarter.
  Automatic Investment Plan
  You may make regular monthly or quarterly investments of $100 or more in your Fund account with automatic transfers from your bank account subject to your bank's approval.
  Please contact your Investment Broker or call (800) 444-1854, extension 145, to receive a Plan Authorization Form.
6.  PLEASE SIGN YOUR NAME AND CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER
  I (we) have full right, power, and legal capacity and am (are) of legal age in my (our) state of residence to purchase shares of the Fund. I (we) affirm that I (we) have received and read the current Prospectus of the Fund and agree to its terms.
  I (we) certify, under penalty of perjury, that (1) I (we) am (are) not subject to backup withholding for underreporting interest or dividends (strike out this clause (1) if the Internal Revenue Service has notified you that you are subject to backup withholding) and (2) that my (our) correct Social Security (taxpayer identification) number is as indicated on this application. Sign below exactly as the account is to be registered (corporations, etc., indicate titles):

  Authorized
   Signature(s)         ____________________ _____________________ _____ ____
                        Owner, Trustee, etc. Joint owner, Trustee, Other Date
                                             etc.

7.  FOR USE BY AUTHORIZED DEALERS ONLY
   Firm _____________________________
   Home Office Address ______________
   City, State, Zip _________________   Branch Office Address ____________
    _________________________________   City, State, Zip _________________
   Rep's Name _______________________    _________________________________
   Rep's Number _____________________   Telephone ________________________
   (if known)

                             FOR MORE INFORMATION

   Call your broker or (800) 444-1854 from 8:30 a.m. to 5:00 p.m. central time, Monday through Friday.

                       Hilliard Lyons Growth Fund, Inc.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202

                              Investment Advisor




                        Hilliard Lyons Asset Management

                             Hilliard Lyons Center
                        Louisville, Kentucky 40202-2517

                                  Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                                P.O. Box 32760
                        Louisville, Kentucky 40232-2760

                         Custodian and Transfer Agent

                       State Street Bank & Trust Company
                           225 West Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02266

                                 Legal Counsel

                             Frost Brown Todd LLC
                            400 West Market Street
                          Louisville, Kentucky 40202

                             Independent Auditors




                          PricewaterhouseCoopers LLP


                        Two Commerce Square, Suite 1700


                     Philadelphia, Pennsylvania 19103-7042

[LOGO]
                                HILLIARD LYONS
                                  GROWTH FUND
                                  Prospectus


                                  May 1, 2002


   A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to stockholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


   You can ask questions, request other information about the Fund or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., Eastern time, Monday through Friday.



   Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC 20549-0102 online on the EDGAR Database at the SEC's website (http://www.sec.gov) or, after paying a duplicating fee, by electric request at the following email address: publicinfo@sec.gov. For more information, please call the SEC at (202) 942-8090. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, and paying a duplication fee.


                          Hilliard Lyons Growth Fund

                     Investment Company Act File #811-6423

                                     PART B

                        HILLIARD LYONS GROWTH FUND, INC.

                              Hilliard Lyons Center
                         Louisville, Kentucky 40202-2517
                            Telephone (502) 588-8400

                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2002

     Hilliard Lyons Growth Fund, Inc. is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies that the Fund's investment adviser, Hilliard Lyons Asset Management, formerly known as Hilliard Lyons Investment Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), believes have superior potential for capital appreciation.

     This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated May 1, 2002 and is to be read in conjunction with such prospectus (the "Prospectus"). Some of the information required in this Statement of Additional Information has been included in the Prospectus. A copy of the Prospectus may be obtained from the Fund at Hilliard Lyons Center, Louisville, Kentucky 40202-2517.

     An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                Table of Contents

GENERAL INFORMATION ......................................................... 2

INVESTMENT OBJECTIVE AND POLICIES ........................................... 2

MANAGEMENT ..................................................................11

DISTRIBUTION ARRANGEMENTS ...................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................18

EXPENSES OF THE FUND ........................................................19

PURCHASE, PRICING AND REDEMPTION OF SHARES ..................................20

DIVIDENDS, DISTRIBUTIONS AND TAXES ..........................................23

NET ASSET VALUE .............................................................25

CALCULATION OF INVESTMENT PERFORMANCE .......................................26

TRANSFER AGENT AND CUSTODIAN ................................................27

COUNSEL .....................................................................27

INDEPENDENT AUDITORS ........................................................27

OTHER INFORMATION ...........................................................27

APPENDIX A ..................................................................29

                               GENERAL INFORMATION

     Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company, incorporated under the laws of the State of Maryland on September 5, 1991. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies believed to have superior potential for capital appreciation. As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance. See "Investment Objective and Policies."

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares. The achievement of its objective depends upon the Adviser's analytical and portfolio management skills. There is, however, no assurance that the Fund will achieve its investment objective.

     The Fund seeks to meet its investment objective by investing in securities that are considered by the Adviser to have long-term capital appreciation possibilities. While it is anticipated that most of the time the major portion of the Fund's portfolio will be invested in common stocks, the Fund may also invest in convertible debt obligations and convertible preferred stock. Under normal circumstances, at least 65% of the Fund's total assets will be invested in such securities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis will focus on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

  The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund will not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. On the other hand, higher market risks are often associated with smaller companies.
                                       2

They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

Short-Term Investments

     For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets (not to exceed 35% under normal circumstances) in cash and short-term investments, primarily obligations of the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by such obligations. In addition, when the Adviser believes that market conditions warrant it, the Fund has adopted a policy whereby it may take a temporary defensive posture and may hold part or all of its assets in cash or fixed income securities that will generally have less than a year to maturity and will be limited to: (1) obligations of the U.S. government, its agencies and instrumentalities; (2) high quality commercial paper; and (3) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (See Appendix A-"Description of Securities Ratings"). For temporary defensive purposes, the Fund may also invest in nonconvertible preferred stocks considered by the Adviser to be high grade. To the extent that it holds cash or invests in fixed income securities, the Fund will not achieve its investment objective of long-term growth of capital.

Convertible Securities

     The Fund may invest in investment grade convertible securities having a rating of or equivalent to Standard & Poor's BBB or higher, or if unrated, judged by the Adviser to be of comparable quality. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

     As with all fixed-rate debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

     The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common stockholders.

     Securities rated less than "A" by Standard & Poor's may have speculative characteristics. The Fund will not invest more than 5% of its total assets in such securities. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser may attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will be available for the disposition of such securities.

     Since its inception, the Fund has not invested in convertible securities and the Fund does not currently intend to invest in such securities during 2002.

Foreign Investments

     It is expected that no more than 10% of total assets will be invested in securities of foreign corporations. However, the Fund has the right to invest up to 15% of its total assets at the time of purchase and after giving effect thereto in common stocks and convertible securities of foreign corporations. The Fund may invest in issuers in Canada, Western Europe and the Pacific Basin. No more than 25% of the Fund's total foreign investments will be invested in securities of issuers in developing countries as a whole. The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or are traded in an over-the-counter market or may invest in securities of foreign issuers in the form of sponsored American Depositary Receipts. Generally, these are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic securities market. In addition, subject to the restrictions described below under "Investment Restrictions", the Fund may invest in the common stocks of closed-end investment companies that (i) invest primarily in foreign equity securities, and (ii) are traded in United States or foreign markets. Securities of such closed-end investment companies will be treated as foreign securities for purposes of the 15% limitation described above.

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits include the opportunity to invest in foreign issuers that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investment in foreign securities may involve risks which differ from investments in securities of U.S. issuers, including political and economic instability in certain countries, the imposition of exchange controls or other government restrictions, difficulties in enforcing judgments, higher brokerage commissions and transaction costs, the lack of public information about issuers, and differing accounting and financial reporting standards. Since investment in foreign securities involves foreign currencies, the value of the Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Fund will not enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments.

     There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Foreign securities markets may have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies.

     Since its inception, the Fund has not invested in foreign securities and the Fund does not currently intend to invest in such securities during 2002.

When-Issued and Delayed Delivery Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must maintain with the custodian a segregated account of liquid assets in the name of the Fund, consisting of cash, United States government securities or other appropriate high grade debt obligations in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand. It is the intention of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities other than the obligations created by when-issued commitments.

     Since its inception, the Fund has not invested in securities on a when-issued or delayed basis and the Fund does not currently intend to invest in such securities during 2002.

Corporate Reorganizations

     The Fund may invest up to 10% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also sell at a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the market dynamics and business climate when the offer or proposal is in process. In making these investments, the Fund may not violate any of its investment restrictions (see "Investment Restrictions") including the requirement that (a) as to 50% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses. If the Adviser selects investments of the type described, in its view, they will have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

     Since its inception, the Fund has not invested in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced and the Fund does not currently intend to invest in such securities during 2002.

Restricted Securities

     The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption from registration. Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement, to "qualified institutional buyers" under Rule 144A under the 1933 Act or under an effective registration statement filed pursuant to the 1933 Act.

     The purchase price and subsequent valuation of restricted securities normally reflect the discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price will vary, depending upon the type of security, the character of the issuer, the provisions for registration, if any, and prevailing supply and demand.

     The Fund may not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities and all other illiquid investments (including repurchase agreements maturing in more than seven days and securities not readily marketable) to exceed 5% of the Fund's net assets at the time of such investment and after giving effect thereto. Restricted securities are valued at their fair value by the Adviser in such manner as the Board of Directors in good faith deems appropriate.

     Since its inception, the Fund has not invested in restricted securities and the Fund does not currently intend to invest in such securities during 2002.

Investments in Small, Unseasoned Companies

     The Fund may invest up to 5% of its total assets in companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

     Since its inception, the Fund has not invested in securities of companies which have operated less than three years and the Fund does not currently intend to invest in such securities during 2002.

Repurchase Agreements

  From time to time, the Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. This collateral is maintained with the custodian in a segregated account. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

  The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund's repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 5% of its net assets would be so invested.

Portfolio Turnover

     The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. While the rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate, it is anticipated, given the Fund's investment objective, that its annual portfolio turnover should not exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

     The portfolio turnover rate of the Fund decreased from 34.2% for the year ended December 31, 2000 to 19.1% for the year ended December 31, 2001.

Fundamental Policies

     The Fund has adopted the following fundamental policies for the protection of stockholders that may not be changed without the approval of a majority of the Fund's outstanding shares, defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. Under these policies, the Fund may not:

     (1) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

     (3) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

     (4) Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction (2) above and in connection with the deposit of assets when purchasing securities on a when-issued or forward commitment basis.

     (5) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.

     (6) Make short sales of securities, except "short sales against-the-box."

     (7) Make loans, except through (i) repurchase agreements, and (ii) in connection with purchasing debt securities, consistent with applicable regulatory requirements and as set forth in the Prospectus.

     (8) Purchase the shares of any open-end investment company other than as part of a merger, consolidation or acquisition of assets. The Fund may not purchase shares of any closed-end investment company in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other closed-end investment company shares held by the Fund, 10% of the Fund's total assets. In addition, the Fund may not purchase shares of a closed-end investment company if immediately after such purchase the Fund and all other investment companies having the same investment adviser own more than 10% of the total outstanding voting securities of such closed-end company. Shares of closed-end investment companies may be purchased only in the open market in transactions involving customary brokers' commissions.

     (9) Invest more than 10% of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

     (10) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate). Nothing in this restriction shall prohibit the Fund from owning real estate used principally for its own office space.

     (11) Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

     (12) Purchase or sell commodities or commodity futures contracts.

     (13) Write or sell puts, calls, straddles, spreads or combinations thereof.

     (14) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

     (15) Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of warrants or more than 2% of the value of the Fund's net assets would consist of warrants which are not listed on the New York or American Stock Exchange, but warrants attached to other securities acquired in units by the Fund are not subject to this restriction.

     (16) Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

     (17) Issue any senior securities.

     In addition to the investment restrictions mentioned above, the directors of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the directors without prior notice to or approval of stockholders. Accordingly, the Fund may not:

     (1) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers or directors of the Fund or its investment adviser individually owning beneficially more than one-half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities; and

     (2) Purchase the securities of any issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

     If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                                   MANAGEMENT
                                   ----------

Directors and Officers
----------------------

     The Board of Directors is responsible for the management of the business and affairs of the Fund. Information about the directors and officers of the Fund is set forth in the tables below. In these tables, we refer to each Director who is an "interested person" of the Fund, as defined under the Investment Company Act of 1940, as an Interested Director. We refer to the other directors as Independent Directors.

     Mr. Kohler is an Interested Director because he is a Senior Executive of Hilliard Lyons, of which the Adviser is a division. He is also an employee of the Adviser.

     As used in these tables, Fund Complex means the Fund and Hilliard-Lyons Government Fund, Inc.

     The following table sets forth information concerning the directors and officers of the Fund, including their addresses and principal business experience for the past five years.

-------------------------------------------------------------------------------------------------------------
Name and Address           Age     Position(s)  Term of     Principal            Number of    Other
                                   with the     Office      Occupation During    Portfolios   Directorships
                                   Fund         and         Last Five Years      in Fund      Held by
                                                Length of                        Complex      Director
                                                Time                             Overseen
                                                Served                           by Director
-------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------
William A. Blodgett, Jr.   55      Director     Indefinite; Vice President,           1       None
Brown-Forman Corporation                        since July  Deputy General
850 Dixie Highway                               12, 1994    Counsel of
Louisville, KY  40210                                       Brown-Forman
                                                            Corporation (a
                                                            manufacturer and
                                                            importer of fine
                                                            wines, spirits and
                                                            other consumer
                                                            durables)
-------------------------------------------------------------------------------------------------------------
John C. Owens              75      Director     Indefinite; Private Investor,         1       None
116 Chinoe Road                                 since       formerly
Lexington, KY  40502                            inception   Managing Partner
                                                            of Owens & Company,
                                                            Certified Public
                                                            Accountants,
                                                            Lexington, KY
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Name and Address           Age     Position(s)  Term of     Principal            Number of    Other
                                   with the     Office      Occupation During    Portfolios   Directorships
                                   Fund         and         Last Five Years      in Fund      Held by
                                                Length of                        Complex      Director
                                                Time                             Overseen
                                                Served                           by Director
-------------------------------------------------------------------------------------------------------------
Stewart E. Conner          60      Director     Indefinite; Managing Partner,    1            None
Wyatt Tarrant & Combs                           since       Law Firm of Wyatt
2800 Citizens Plaza                             August      Tarrant & Combs,
Louisville, KY  40202                           17, 1998    Louisville, KY
-------------------------------------------------------------------------------------------------------------
Interested Director
-------------------------------------------------------------------------------------------------------------
Donald F. Kohler           71      Chairman     Indefinite; Investment           2            Chairmen of
Hilliard Lyons Center              of the       since       Consultant;                       the Board of
Louisville, KY  40202              Board and    inception   Executive Vice                    Directors of
                                   President                President of                      the
                                                            Hilliard Lyons                    Hilliard-Lyons
                                                            from 1986 to 1996;                Government
                                                            Director of                       Fund, Inc.
                                                            Hilliard Lyons
                                                            from 1981 to 1996;
                                                            and Senior
                                                            Executive of
                                                            Hilliard Lyons
                                                            from 1996 to
                                                            present
-------------------------------------------------------------------------------------------------------------
Officers
-------------------------------------------------------------------------------------------------------------
Joseph C. Curry, Jr.       57      Vice         Annually    Senior Vice          N/A          N/A
Hilliard Lyons Center              President,               President of
Louisville, KY  40202              Secretary                Hilliard Lyons
                                   and                      since July 1994
                                   Treasurer                and Vice President
                                                            prior thereto
-------------------------------------------------------------------------------------------------------------
Dianna P. Wengler          41      Assistant    Annually    Vice President of    N/A          N/A
Hilliard Lyons Center              Secretary                Hilliard Lyons
Louisville, KY  40202                                       since 1990
-------------------------------------------------------------------------------------------------------------


     The following table describes the dollar range of Fund shares beneficially owned by each Director of the Fund as of December 31, 2001.

        ---------------------------------------------------------------------------
                   Name of Director              Dollar Range of Equity
                   ----------------              Securities in the Fund
        ---------------------------------------------------------------------------
        Independent Directors
        ---------------------------------------------------------------------------
        William A. Blodgett, Jr.                 $50,001-$100,000
        ---------------------------------------------------------------------------
        John C. Owens                            $50,001-$100,000
        ---------------------------------------------------------------------------
        Stewart E. Conner                        $1-$10,000
        ---------------------------------------------------------------------------
        Interested Director
        ---------------------------------------------------------------------------
        Donald F. Kohler                         None
        ---------------------------------------------------------------------------

     The following table provides information about securities owned beneficially or of record by each Independent Director and his immediate family members in the following entities as of December 31, 2001:

..    the Adviser
..    the Underwriter
..    an entity directly or indirectly controlling, controlled by, or under common control with the Adviser or the Underwriter.

-------------------------------------------------------------------------------------------------------------------------
Name of Independent          Name of Owners and        Company           Title of Class   Value of          Percent of
Director                     Relationships to                                             Securities        Class
                             Director
-------------------------------------------------------------------------------------------------------------------------
Stewart E. Conner            Stewart E. Conner         PNC Bank Corp.,    Common           $14,000          Less than 1%
                                                       the Adviser is
                                                       a division of
                                                       Hilliard Lyons,
                                                       a wholly-owned
                                                       subsidiary of
                                                       PNC Bank Corp.
-------------------------------------------------------------------------------------------------------------------------

Compensation of Directors
-------------------------

     The Fund pays each of its directors who is not affiliated with the Adviser or Hilliard Lyons annual compensation of $5,000 and a fee of $1,000 for each Board or Committee meeting attended, in addition to certain out-of-pocket expenses. Directors of the Fund who were not affiliated persons of the Fund as a group received aggregate compensation of $32,000 from the Fund during its fiscal year ended December 31, 2001. The following table sets forth information concerning compensation received by directors of the Fund during the year ended December 31, 2001. At April 2, 2002, the officers and directors of the Fund as a group owned beneficially 4,493 shares of the Fund (.2% of the shares outstanding).


                              Aggregate         Pension or Retirement     Estimated Annual      Total Compensation
                           Compensation From      Benefits Accrued As       Benefits Upon        From Fund and Fund
Name of Person/Position         Fund            Part of Fund Expenses        Retirement       Complex Paid To Directors
-----------------------    -----------------    ---------------------     -----------------   -------------------------
Interested Director
Donald F. Kohler,                   $0                  0                       0                      $0
Director
Independent Directors
William A. Blodgett,           $11,000                  0                       0                      $11,000
Jr., Director
John C. Owens, Director        $11,000                  0                       0                      $11,000
Stewart E. Conner,             $10,000                  0                       0                      $10,000
Director

     On April 2, 2002, J.J.B. Hilliard, W.L. Lyons, Inc. Employees Profit Sharing Plan Fund D Hilliard Lyons Center, P.O. Box 32760, Louisville, Kentucky 40232-2760, owned beneficially and of record 14.1% of the outstanding shares of the Fund.

     The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least once annually. The Audit Committee is comprised of the three Independent Directors. The Audit Committee met once during the year ended December 31, 2001.

Investment Adviser
------------------

     As stated in the Prospectus, Hilliard Lyons Asset Management, formerly known as Hilliard Lyons Investment Advisors (the "Adviser"), a division of Hilliard Lyons, acts as the Fund's investment adviser and performs certain administrative services for the Fund. See "MANAGEMENT OF THE FUND" in the Prospectus for a description of the Adviser's duties as investment adviser.

     At a meeting of the Board of Directors on February 12, 2002, the Directors were provided with materials relating to and considered and evaluated, information concerning, among other things, (a) the terms and conditions of the Advisory Agreement, including the nature, quality and scope of the investment management services and the fees charged for these services; (b) a comparison of the Fund's fees and expenses in relation to the fees and expenses of other comparable funds; and (c) the Directors' legal duties in approving the Advisory Agreement. On the basis of its review and the foregoing information, the Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund's shareholders.


     The Adviser is located at Hilliard Lyons Center, Louisville, Kentucky 40202. Hilliard Lyons is a wholly-owned subsidiary of Hilliard-Lyons, Inc., a Kentucky corporation. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to the Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 2001 of approximately $1,956,000,000. As of December 31, 2001, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $2,908,000,000.

     The Adviser's administrative obligations pursuant to the Advisory Agreement with the Fund include, subject to the general supervision of the Board of Directors of the Fund (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging for the preparation, at the Fund's expense, of its tax returns, reports to stockholders, periodic updating of the Prospectus and Statement of Additional Information and reports filed with the SEC and other regulatory authorities, (d) providing the Fund with adequate office space and certain related office equipment and services, and (e) maintaining all of the Fund's records, other than those maintained by others pursuant to agreements with the Fund.

     As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets attributable to each class. This fee is higher than the investment advisory fee paid by most investment companies. For the year ending December 31, 2001, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Company on a quarterly basis, by the amount by which the Fund's total annual operating expenses attributable to Class A Shares for such year exceed 1.30% of average net assets attributable to the Class A Shares and by which the Fund's total annual operating expenses attributable to the Class B Shares for such year exceed 2.05% of the average daily net assets attributable to the Class B Shares. The Adviser also agreed to limit fees payable to it under the Advisory Agreement during previous years. For the year ended December 31, 2001, the advisory fees totaled $522,571, of which $157,617 was waived. For the year ended December 31, 2000, the advisory fees totaled $654,829, of which $116,458 was waived. For the year ending December 31, 1999, the advisory fees totaled $836,525, of which $22,257 was waived.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics as required by Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code, such as portfolio managers, to invest in securities, including securities that may be purchased or held by the Fund.

                            DISTRIBUTION ARRANGEMENTS
                            -------------------------

Distributor
-----------

     The Fund entered into a Distribution Agreement dated as of April 30, 2001 (the "Distribution Agreement") with J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor"). The terms of the Distribution Agreement were approved on February 12, 2002, by vote of the Board of Directors of the Fund, including a majority of the directors of the Fund who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund's shares. There is no fee payable by the Fund pursuant to the Distribution Agreement. The agreement also provides that Hilliard-Lyons bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The continuance of the Distribution Agreement must be approved by a majority of the Fund's Board of Directors including a majority of the directors, who are not "interested persons". The Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund and/or the Distributor. During the fiscal years ended December 31, 2001, 2000 and 1999, the aggregate amounts of the underwriting commissions paid to the Underwriter were $242,820, $114,986 and $1,361,363, respectively.


     After the Prospectus, Statement of Additional Information and annual and interim reports of the Fund have been prepared and set in type, Hilliard Lyons pays for the printing and distribution of copies thereof used in connection with the offering of shares of the Fund to prospective investors. Hilliard Lyons also pays for the cost of preparing, printing and distributing any other literature used by it or furnished by it for use by authorized dealers in connection with the offering of shares of the Fund for sale to the public and any expenses of advertising.

Distribution Plan
-----------------

     The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor quarterly at the annualized rate of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares for distribution expenses actually incurred on Class A Shares. For Class B Shares, the Fund reimburses the Distributor quarterly at the annualized rate of up to 1.00% of the Fund's average daily net assets attributable to Class B Shares for distribution expenses actually incurred. The amount of reimbursement is computed on an interim basis within 30 days of the end of each quarter and is paid promptly after such computation. The aggregate amount of such quarterly reimbursements are subject to adjustment within 60 days after the end of the year so that the Distributor is reimbursed for distribution expenses incurred by it during the year up to a maximum of 0.25% and 1.00% of the average daily net assets of the Fund attributable to Class A Shares and Class B Shares, respectively. Any amount of excess distribution expenses incurred by the Distributor in any quarter for which the Distributor is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year. The Distributor can only be reimbursed for expenses incurred primarily in connection with the sale of shares of the Fund.

     As required by Rule 12b-1, the Plan was approved on September 30, 1991 by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan, the Distribution Agreement or other agreements related to the Plan (the "Independent Directors"), and on October 30, 1991 by the Fund's then sole stockholder, Hilliard Lyons. In unanimously approving the Plan, the Fund's Board of Directors determined, in the exercise of their business judgment and in light of their fiduciary duties, that there was a reasonable likelihood that the Plan would benefit the Fund and its stockholders. Continuance of the Plan is subject to annual approval by a majority of the Fund's directors and a majority of the Independent Directors. The Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act).

     Under the Plan, the expenses for which the Distributor may be reimbursed include, but are not limited to: (i) payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund, for promotion of the maintenance of holdings by established stockholders and for stockholder servicing; (ii) payments to financial institutions (including banks) and others ("Service Agents") for stockholder servicing and administrative services with respect to shares of the Fund owned by stockholders for whom the Service Agent is the holder of record or for whom the Service Agent performs administrative or servicing functions; (iii) payments to the Distributor for organizing and conducting sales seminars, printing Prospectuses, Statements of Additional Information and interim and annual reports for other than existing stockholders, and preparation and distribution of advertising material and sales literature; (iv) an allocation of distribution-related overhead expenses of the Distributor; and (v) payments of commissions to investment brokers of the Distributor and to authorized dealers on sales of $1 million or more with no initial sales charge.

     The following amounts were incurred by the Fund under the Plan for the year ended December 31, 2001:

     (a) printing of prospectus and financial reports for delivery to other than current stockholders: $3,331; and

     (b)  trail fees to Hilliard Lyons brokers: $112,632.

     Stockholder servicing and administrative services may include: answering client inquiries regarding the Fund; assisting clients in changing dividend and redemption options, account designations and addresses; performing subaccounting; establishing and maintaining stockholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the financial institution; arranging for bank wires; and such other services as the Fund may request, to the extent the financial institution is permitted to perform such services by applicable statute, rule or regulations.

     The amounts and purposes of expenditures under the Plan must be reported to the Independent Directors quarterly. The Independent Directors may require or approve changes in the operation of the Plan and may require that total expenditures by the Fund under the Plan be kept within limits lower than the maximum amount permitted by the Plan as stated above.

     Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires stockholder approval. Otherwise, the Plan may be amended by votes of the majority of both (a) the Fund's directors, and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment. While the Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Directors to the discretion of the Independent Directors.

     In addition, if and to the extent that the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement is considered as indirectly financing any activity on the part of the Adviser, which is primarily intended to result in the sale of Fund shares, such payments (which do not involve any additional payments by the Fund under the Plan) are authorized under the Plan.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

     In addition to making the investment decisions of the Fund, the Adviser implements such decisions by arranging the execution of the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable executions of such transactions at the most favorable price obtainable ("best execution"). Transactions in securities other than those for which a securities exchange is the principal market are generally made with principals or market makers at a negotiated "net" price which usually includes a profit to the dealer or distributor. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange although transactions in the over-the-counter market may be executed on an agency basis if it appears likely that a more favorable overall price can be obtained.

     With respect to transactions handled by Hilliard Lyons on a national securities exchange, the commissions must conform to Rule 17e-1 under the 1940 Act which permits an affiliated person of a registered investment company to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities purchased or sold on a securities exchange during a comparable period of time. The Board of Directors of the Fund has adopted "procedures" which provide that commissions paid to Hilliard Lyons may not exceed (i) those which would have been charged by other qualified brokers for comparable customers in similar transactions, or (ii) those charged by Hilliard Lyons for comparable customers in similar transactions. The Rule requires that the Board, including its directors who are not "interested persons" of the Fund or Hilliard Lyons determine no less frequently than quarterly that all transactions effected pursuant to the Rule during the preceding quarter were effected in compliance with such procedures. Hilliard Lyons is also required to furnish reports and maintain records in connection with such reviews.

     The use of Hilliard Lyons as a broker for the Fund is subject to the provisions of Section 11(a) under the Securities Exchange Act of 1934. Section 11(a)(1)(H) permits an exchange member to execute on that exchange's floor, using its own floor brokers, trades on behalf of its managed accounts, including affiliated investment advisers and investment companies. Members must comply with the following two conditions, set out in Section 11(a)(1)(H), in order to execute these trades lawfully: (1) A member must obtain from the person(s) authorized to transact business for a managed account written authorization permitting the member to effect trades on behalf of the account before doing so (if a customer already has provided a member with an authorization pursuant to Rule 11(a)2-2(T), the member need not obtain another written authorization to meet the Section 11(a)(1)(H) authorization requirement); and (2) at least annually, the member must disclose to the same person(s) the amount of the aggregate compensation the member received in effecting such transactions. Further, members will be required to comply with any rules the SEC may prescribe with respect to the above two express requirements. The SEC has not indicated any such plans to date. The Adviser previously obtained authorization from the Fund pursuant to Rule 11a2-2(T) and has disclosed to the Fund the amount of the aggregate compensation the Adviser received in effecting all such transactions.

     The Fund paid total brokerage commissions during the year ended December 31, 2001, 2000 and 1999 of $48,351, $63,180 and $73,035, respectively. During such year, no brokerage commissions were paid to any broker: (a) which is an affiliated person of the Fund; (b) which is an affiliated person of such person; or (c) an affiliated person of which is an affiliated person of the Fund or Hilliard Lyons.

     The Fund paid total brokerage commissions during the year ended December 31, 1999 of $73,035, none of which was paid to Hilliard Lyons. The Fund paid total brokerage commissions during the year ended December 31, 1998 of $56,482 of which none was paid to Hilliard Lyons.

     When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers, other than Hilliard Lyons, which charge commissions that are higher than might be charged by another qualified broker or dealer and which furnish at no extra charge brokerage and/or research services to the Adviser considered by the Adviser to be useful or desirable in its investment management of the Fund and its other advisory accounts. Such brokerage and research services are of the type described in
Section 28(e) of the Securities Exchange Act of 1934. Under Section 28(e), the commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such commission is reasonable in relation to the value of brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its affiliate to the accounts over which they exercise investment discretion. The Adviser need not place or attempt to place a specific dollar value on such services or on the portion of the commission which reflects such services but is required to keep records sufficient to demonstrate the basis of its determinations.

     Investment research obtained by allocations of Fund brokerage is used to augment the internal research and investment strategy capabilities of the Adviser. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its accounts. Such investment information may be useful to one or more of the other accounts of the Adviser and research information received for the commissions of such other accounts may be useful to the Fund as well as such other accounts.

                              EXPENSES OF THE FUND
                              --------------------

     Except as indicated above under "Adviser," the Fund is responsible for the payment of its expenses, including (a) the fees payable to the Adviser, (b) the reimbursements payable to the Distributor under the Distribution Plan for expenses incurred in connection with the offering and sale of shares of the Fund, (c) the fees and expenses of the Fund's directors, officers and employees who are not affiliated with the Adviser, (d) the fees and certain expenses of the Fund's custodian and transfer agent, (e) the fees and expenses of the Fund's legal counsel and independent auditors, (f) brokerage and commission expenses,
(g) all federal, state and local taxes and corporate fees payable by the Fund to governmental agencies, including any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, and any foreign taxes, (h) the dues, fees and other charges of any trade association of which the Fund is a member, (i) the cost of fidelity and liability insurance, (j) reimbursement of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's Registration Statements, Prospectuses and Statements of Additional Information for such purposes, (k) costs incurred in having the Fund's net asset value computed at the times and in the manner specified in the Fund's prospectus and/or statement of additional information,
(l) allocable communications expenses with respect to investor services and all expenses of stockholders' and directors' meetings and preparing, printing and mailing Prospectuses, Statements of Additional Information, reports and proxy materials to stockholders, and (m) such non-recurring or extraordinary expenses as may arise outside the ordinary course of the Fund's business, including litigation affecting the Fund and the legal obligation the Fund may have to indemnify its officers and directors and, in certain situations, the Distributor, with respect thereto.

                   PURCHASE, PRICING AND REDEMPTION OF SHARES
                   ------------------------------------------

     The Fund currently offers two classes of shares: Class A Shares and Class B Shares. Each class has its own cost structure.

     Class A Shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit to lower continuing fees. Class B Shares are sold to investors choosing to pay no initial load, a higher distribution fee and a contingent deferred sales charge with respect to redemptions within five years of purchase and who desire shares to convert automatically to Class A Shares after seven years.

     Investors who expect to maintain their investments for an extended period of time might choose to purchase Class A Shares because over time the accumulated continuing distribution fees of Class B Shares may exceed the initial sales load and lower continuing distribution fees of Class A Shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A Shares deducted at the time of purchase. Furthermore, the distribution fees on Class B Shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A Shares.

     Investors who qualify for reduced initial sales loads might also choose to purchase Class A Shares because all or a part of the sales load deducted at the time of purchase would be waived. The Fund will not accept any order of $250,000 or more for Class B Shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A Shares instead. In addition, Class B Shares will be converted automatically to Class A Shares after a period of approximately seven years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B Shares also will convert automatically to Class A Shares along with the underlying shares on which they were earned.

     Investors should bear in mind that total asset based sales charges (i.e., higher continuing distribution fee plus the contingent deferred sales charge) on Class B Shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A Shares, particularly if the Class B Shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A Shares.

     Investors should understand that the purpose and function of the initial sales loads (and deferred sales charges, when applicable) with respect to Class A Shares is the same as those of the deferred sales charges and higher distribution fees with respect to Class B Shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.

     The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution expenses and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each will be reduced by the amount of distribution and other expenses of each class. Class B Shares bear higher distribution fees, which will cause the Class B Shares to pay lower dividends than the Class A Shares.

     Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives. Dealers and agents may receive different compensation for selling Class A Shares and Class B Shares.

     The following purchases may be combined for purposes of determining the "Amount of Purchase:" (a) individual purchases if made at the same time, by a single purchase, the purchaser's spouse and children under the age of 25 purchasing shares of their own account, including shares purchased by an employee benefit plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(C) of the 1940 Act (excluding in either case an employee benefit plan described in "(a)" above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

     A stockholder may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if a stockholder holds shares having a value of $75,000 and purchases $25,000 of additional shares, the sales charge applicable to the additional investment would be 3.0%, the rate applicable to a single purchase of $100,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of the Distributor or Transfer Agent.

     If a stockholder anticipates purchasing at least $50,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing the Letter of Intent (the "Letter") section of the Letter and furnishing it to the Distributor or Transfer Agent. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of the Account Application. Shares purchased under a Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should the stockholder invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. The Transfer Agent holds in escrow shares purchased with the first 5% of the total intended amount of purchase which can be redeemed to make up any deficiency in the sales charge.

     A systematic withdrawal plan (the "Withdrawal Plan") is available for stockholders of the Fund whose shares have a minimum net asset value of $10,000. The Withdrawal Plan allows for monthly or quarterly payments to the participating stockholder in amounts not less than $100.

     Dividends and capital gain distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the stockholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividend and capital gain distributions, the stockholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. As it generally would not be advantageous to a stockholder to make additional investments in the Fund while participating in the Withdrawal Plan, purchases of shares in amounts less than $5,000 by participants in the Withdrawal Plan will not ordinarily be permitted. Stockholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

     A stockholder who redeems shares and who has not exercised the reinstatement privilege within the previous twelve months may reinvest the proceeds of such redemption in new shares of the Fund without sales charge and, if applicable, with credit for any contingent deferred sales charge by exercise of the reinstatement privilege. Reinvestment will be at the net asset value next determined after the Distributor receives a letter requesting reinstatement and payment therefor. The Distributor must receive the letter requesting reinstatement and payment therefor within 60 days following the redemption. A reinstatement fee of $25 will be charged by the Distributor. Stockholders should consult their tax adviser regarding the tax consequences of exercising the reinstatement privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

     Each dividend and capital gain distribution, if any, declared by the Fund on its outstanding shares will be paid on the payment date fixed by the Board of Directors in cash or in additional shares of the Fund having an aggregate net asset value as of the record date of such dividend or distribution equal to the cash amount of such dividend or distribution. Dividends and capital gain distributions will normally be reinvested in additional shares of the same class at net asset value without a sales charge, unless otherwise elected at purchase. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's transfer agent.

     It is the present policy of the Fund to make distributions annually of its net investment income and of its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Investors considering buying shares of the Fund just prior to a dividend or capital gain distribution record date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to such date will receive a distribution that will nevertheless be taxable to them.

     The Fund is subject to a nondeductible 4% excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. If necessary to avoid this tax, and if in the best interests of the stockholders, the Fund's Board of Directors will, to the extent permitted by the SEC, declare and pay distributions of its net investment income and net realized capital gains more frequently than stated above. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is actually paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     If the Fund invests in foreign securities, it will be subject to withholding taxes of the foreign country of the issuer on dividends which vary depending on the particular jurisdiction. The Fund may at its election deduct such amounts in computing taxable income or receive a credit against federal income taxes owed for the taxable year.

     The Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company relieves the Fund of federal income tax on that part of its net ordinary income and net realized capital gains which it pays out to its stockholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, including the requirement that less than 30% of its gross income (generally exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months, and must distribute at least 98% of its investment company taxable income (as defined in the Code). In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). The Fund does not anticipate any difficulty in meeting these requirements. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to stockholders as ordinary income. In the case of corporate stockholders, such distributions are eligible for the 70% dividends-received deduction subject to proportionate reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its stockholders as capital gain distributions are taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held the shares. Such long-term capital gain distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a stockholder on shares of the Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable income taxation as described above regardless of the length of time the shares may have been held. If a stockholder held shares less than six months and during that period received a distribution taxable to such stockholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value on the reinvestment date.

     The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (a) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (c) the payee fails to certify that backup withholding is not required.

     The Fund may be subject to state or local taxes in the jurisdiction in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective stockholders should consult their tax adviser concerning the federal, state and local tax consequences of such an investment.

                                 NET ASSET VALUE
                                 ---------------

     Each security traded on a national securities exchange or traded over-the-counter and quoted on the Nasdaq System is valued at the last sale price at "closing time" on the date of valuation. Securities so traded for which there was no sale on the date of valuation and other securities are valued at the mean of the most recent bid and asked quotations, except that bonds not traded on a securities exchange or quoted on the Nasdaq System are valued at prices provided by a recognized pricing service unless the Adviser believes that any such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets are valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

     As stated in the Prospectus, the net asset value per share of each of the Fund's classes of shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time ("closing time") on each "business day", currently any day the New York Stock Exchange is open for business. The New York Stock Exchange is presently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     As stated in the Prospectus, because of the differences in distribution fees and class specific expenses, the per share net asset value of each class may differ. For Class A Shares, the Fund's public offering price is the next determined net asset value per Class A Share plus a sales charge paid at the time of purchase. Based on the net asset value per share at December 31, 2001 of $30.89 per share, the maximum offering price per share was $32.43 per share. The offering price is reduced on sales of $50,000 or more and in certain other circumstances. For Class B Shares, the Fund's public offering price is the next determined net asset value per Class B Share subject to a contingent deferred sales charge for any redemptions made within five years of purchase. The contingent deferred sales charge may be waived for certain redemptions.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times. The prices of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to "closing time". Occasionally, events affecting the value of such securities may occur in the interim which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Board of Directors.

                      CALCULATION OF INVESTMENT PERFORMANCE
                      -------------------------------------

     From time to time, the Fund quotes its performance in advertisements or in reports and other communications to stockholders.

     The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1+T)/n/=ERV

         Where:   P = a hypothetical initial payment of $1,000.
                  T = average annual total return.
                  n = number of years.
                  ERV= Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The Fund's "average annual total return (after taxes on distribution)" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1+T)/n/ = ATV\\D\\

         Where:   P = a hypothetical initial payment of $1,000.
                  T= average annual total return (after taxes on distributions). n= number of years.
                  ATV\\D\\= ending value of a hypothetical $1,000
                  investment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption.

     The Fund's "average annual total return (after taxes on distributions and redemptions)" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1+T)/n/ = ATV\\DR\\

         Where:   P = a hypothetical initial payment of $1,000.
                  T= average annual total return (after taxes on distributions). n= number of years.
                  ATV\\DR\\= ending value of a hypothetical $1,000
                  investment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion thereof), after taxes on Fund distributions and redemptions.

     Total return figures assume that the maximum 4.75% sales charge or maximum applicable contingent deferred sales charge, as the case may be, has been deducted from the investment at the time of purchase or redemption, as applicable.

     The Fund's performance varies from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                          TRANSFER AGENT AND CUSTODIAN
                          ----------------------------

     State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 8315, Boston, Massachusetts 02266-8315, is the Fund's transfer agent and is custodian for the Fund's cash and securities. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

                                     COUNSEL
                                     -------

     The legality of the shares offered hereby have been passed upon by Frost Brown Todd LLC, 400 West Market Street, 32nd Floor, Louisville, Kentucky 40202.

                              INDEPENDENT AUDITORS
                              --------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, Philadelphia, Pennsylvania 19103-7042, are the independent auditors of the Fund, and such firm also prepares the Fund's Federal and state income tax returns.

                                OTHER INFORMATION
                                -----------------

     The Fund's Articles of Incorporation provide that to the fullest extent permitted by the General Laws of the State of Maryland, directors and officers shall be indemnified by the Fund against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a director against any liability to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

     The directors of the Fund have authority under the Articles of Incorporation to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by classifying and reclassifying unissued shares, without further action by stockholders.

     Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held and may vote in the election of directors and on other matters submitted to meetings of stockholders. It is not contemplated that regular annual meetings of stockholders will be held. A meeting will be called to consider replacing the Fund's directors upon the written request of the holders of 10% of the Fund's shares. The record holders of at least 25% of the Fund's shares may require the Fund to hold a special meeting of stockholders for any purpose. Stockholders have no preemptive or conversion rights.

                                   Appendix A

                        DESCRIPTION OF SECURITIES RATINGS
                        ---------------------------------

Standard & Poor's Corporation
-----------------------------

     AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.
-------------------------------

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                       HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001

COMMON STOCKS -- 99.8%
--------------------------------------------------------------------------------

                                                         Market
Shares   Company                               Cost      Value
------   -------                               ----      -----
          CAPITAL GOODS -- 13.6%
         ---------------------------------------------------------
100,000  Dover Corp........................ $1,869,166 $ 3,707,000
 39,000  General Electric Co...............    248,578   1,563,120
 55,000  Tyco International Ltd............  2,843,885   3,239,500
                                            ---------- -----------
                                             4,961,629   8,509,620
          CONSUMER DURABLE -- 13.1%
         ---------------------------------------------------------
 58,000  Donaldson Inc.....................    746,390   2,252,720
 85,000  Harley Davidson Inc...............    880,444   4,616,350
 45,000  Interpublic Group Cos. Inc........  1,580,953   1,329,300
                                            ---------- -----------
                                             3,207,787   8,198,370
          CONSUMER NON-DURABLE -- 1.5%
         ---------------------------------------------------------
 30,000  Estee Lauder Cos..................    734,888     961,800
                                            ---------- -----------
                                               734,888     961,800
          FINANCIAL -- 33.3%
         ---------------------------------------------------------
 70,000  American International Group Inc..    784,705   5,558,000
     50* Berkshire Hathaway Inc............  1,844,237   3,780,000
 80,000  Cincinnati Financial Corp.........  1,373,140   3,052,000
 50,000  Federal Home Loan Mortgage Corp...    634,272   3,270,000
 27,000  Fifth Third Bancorp...............    272,000   1,655,910
 18,000  Morgan Stanley Dean Witter Co.....    987,728   1,006,920
100,000  Synovus Financial Corp............  1,140,740   2,505,000
                                            ---------- -----------
                                             7,036,822  20,827,830
          HEALTH CARE -- 12.1%
         ---------------------------------------------------------
 27,000  Allergan Inc......................    296,833   2,026,350
 67,000  Johnson & Johnson.................    684,324   3,959,700
 40,000  Pfizer Inc........................  1,349,956   1,594,000
                                            ---------- -----------
                                             2,331,113   7,580,050

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      SCHEDULE OF INVESTMENTS--continued
                               December 31, 2001

                                                                                                 Market
Shares     Company                                                                  Cost         Value
------     -------                                                              -----------   -----------
            RETAIL & SERVICES -- 12.7%
           ----------------------------------------------------------------------------------------------
 45,000    CVS Corp. ......................................................     $ 1,480,375   $ 1,332,000
 43,000    Gannett Inc. ...................................................       1,732,500     2,890,890
 30,000    Omnicom Group ..................................................       2,526,218     2,680,500
 30,000    Walgreen Co. ...................................................         119,450     1,009,800
                                                                                -----------   -----------
                                                                                  5,858,543     7,913,190
            TECHNOLOGY -- 13.5%
           ----------------------------------------------------------------------------------------------
 65,000*   Applied Materials Inc. .........................................       3,150,625     2,606,500
100,000    Nokia Corp. ....................................................       2,472,080     2,453,000
160,000*   Solectron Corp. ................................................       4,979,506     1,804,800
 40,000    Waters Corp. ...................................................       1,075,400     1,550,000
                                                                                -----------   -----------
                                                                                 11,677,611     8,414,300
                                                                                -----------   -----------
           Total Common Stocks ............................................     $35,808,393   $62,405,160

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
---------------------------------------------------------------------------------------------------------

Principal                                                            Purchase     Maturity       Market
 Amount   Description                                                  Yield        Date         Value
--------- -----------                                                --------     --------    -----------
$ 365,000 Federal Home Loan Bank ..................................     1.47%     01/02/02    $   364,985
                                                                                              -----------
          Total U.S. Government Agency Obligations
          (Cost -- $364,985) ......................................                               364,985
                                                                                              -----------
          TOTAL INVESTMENTS (Cost -- $36,173,378) (100.4%) ........                           $62,770,145
                                                                                              ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001

ASSETS:
Investments at market value:
 Common stocks (cost $35,808,393)................................................ $ 62,405,160
 U.S. Government Agency Obligations at value (amortized cost $364,985)...........      364,985
                                                                                  ------------
   Total investments.............................................................   62,770,145
Cash.............................................................................        4,467
Receivables:
 Dividends.......................................................................       60,858
 Capital shares sold.............................................................       15,555
Prepaid expenses.................................................................        1,853
                                                                                  ------------
   Total Assets.................................................................. $ 62,852,878
                                                                                  ============
LIABILITIES:
Due to adviser -- Note C......................................................... $    113,528
Capital shares redeemed..........................................................       81,323
Accrued expenses.................................................................      127,948
                                                                                  ------------
   Total Liabilities.............................................................      322,799
                                                                                  ------------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and 2,033,643 shares
 issued and outstanding).........................................................        2,034
Paid-in surplus..................................................................   36,839,237
Accumulated net realized loss on investments.....................................     (907,959)
Net unrealized appreciation on investments.......................................   26,596,767
Accumulated net investment loss..................................................           (0)
                                                                                  ------------
   Total Capital (Net Assets).................................................... $ 62,530,079
                                                                                  ============
Net assets
 Investor A shares............................................................... $ 51,401,579
 Investor B shares...............................................................   11,128,500
                                                                                  ------------
                                                                                  $ 62,530,079
                                                                                  ============
Shares of capital stock
 Investor A shares...............................................................    1,664,224
 Investor B shares...............................................................      369,419
                                                                                  ------------
                                                                                     2,033,643
Net asset value
 Investor A shares -- redemption price per share................................. $      30.89
                                                                                  ============
 Investor B shares -- offering price per share*.................................. $      30.12
                                                                                  ============
Maximum sales charge (Investor A)................................................         4.75%
Maximum offering price per share (100%/(100%-maximum sales charge
 of net asset value adjusted to nearest cent) (Investor A)....................... $      32.43
                                                                                  ============

*Redemption price of Investor B shares varies based on length of time shares are held.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2001

INVESTMENT INCOME:
Dividends............................................................. $   554,604
Interest..............................................................      32,635
                                                                       -----------
       Total investment income........................................     587,239

EXPENSES:
Management fees -- Note C.............................................     522,571
12b-1 expenses (Investor B) -- Note C.................................      98,176
12b-1 expenses (Investor A) -- Note C.................................      91,811
Custodian fees........................................................      63,275
Transfer agent fees (Investor A)......................................      59,950
Transfer agent fees (Investor B)......................................      58,000
Audit fees............................................................      40,150
Shareholder reports...................................................      37,675
Directors' fees.......................................................      31,340
Legal fees............................................................      24,250
Insurance expense.....................................................      20,812
Filing fees...........................................................      18,250
Trade association.....................................................       3,121
                                                                       -----------
                                                                         1,069,381
                                                                       -----------
Waiver of management fees by Adviser -- Note C........................    (157,617)
       Total expenses.................................................     911,764
                                                                       -----------
          Net investment loss.........................................    (324,525)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:

   Net realized loss on investments -- Note B.........................     (52,766)
   Change in unrealized appreciation on investments...................  (6,170,861)
                                                                       -----------
       Net loss on investments........................................  (6,223,627)
                                                                       -----------
          Net decrease in net assets resulting from operations........ $(6,548,152)
                                                                       ===========


                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the year ended
                                                                                             December 31,
                                                                                      --------------------------
                                                                                          2001          2000
                                                                                      ------------  ------------
DECREASE IN NET ASSETS FROM OPERATIONS:

   Net investment loss............................................................... $   (324,525) $   (224,328)
   Net realized loss on investments..................................................      (52,766)     (902,407)
   Net change in unrealized appreciation on investments..............................   (6,170,861)      350,714
                                                                                      ------------  ------------
       Net decrease in net assets from operations....................................   (6,548,152)     (776,021)

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
   Net investment income ............................................................           (0)           (0)
   Net realized gain on investments..................................................           (0)           (0)
                                                                                      ------------  ------------
       Total distributions...........................................................           (0)           (0)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
   Net investment income and in excess of net investment income......................           (0)           (0)
   Net realized gain on investments..................................................           (0)           (0)
                                                                                      ------------  ------------
       Total distributions...........................................................           (0)           (0)

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from 0 and 0 shares issued in reinvestment of dividends, respectively....           (0)           (0)
   Proceeds from 237,706 and 185,983 shares sold, respectively.......................    7,466,445     5,983,026
   Cost of 371,832 and 1,007,748 shares repurchased, respectively....................  (11,668,073)  (32,562,781)
                                                                                      ------------  ------------
       Net decrease in net assets from capital share transactions....................   (4,201,628)  (26,579,755)
                                                                                      ------------  ------------
          Total decrease in net assets...............................................  (10,749,780)  (27,355,776)

NET ASSETS:
   Beginning of period ..............................................................   73,279,859   100,635,635
                                                                                      ------------  ------------
   End of period (includes distribution in excess of net investment income of $0 and
     $0, respectively)............................................................... $ 62,530,079  $ 73,279,859
                                                                                      ============  ============

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 2001

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares: Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales price. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2001, the Fund had tax-basis capital loss carryforwards of $2,213 which will expire on December 31, 2008 and $898,615 which will expire on December 31, 2009. The historical GAAP basis analysis of net assets does not materially differ from the tax basis components of net assets.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- RELATED PARTY TRANSACTION

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 2001 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 2001, the waiver of the management fee amounted to $101,365 for the Class A share investors and $56,251 for Class B share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $242,820 during the year ended December 31, 2001. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 270,107 shares of the Fund as of December 31, 2001.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $1,000 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

During the year, the Adviser reimbursed the fund approximately $48,000 for realized losses incurred on a trading error.

NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 2001, purchases and proceeds from sale of investment securities (excluding short-term securities) were $12,401,231 and $15,620,774, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 2001, the gross unrealized appreciation and depreciation on investments was $30,734,706 and $4,137,939, respectively, resulting in net unrealized appreciation of $26,596,767.


NOTE E -- CAITAL TRANSACTIONS

                                                                For the year ended
                                                                    December 31,
                                                            ---------------------------
                                                                 2001         2000
                                                            -------------  ------------

CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued.............................. $  4,210,151   $  4,998,405
  Dividends reinvested.....................................           (0)            (0)
  Shares redeemed..........................................  (10,244,232)   (28,772,214)
                                                            ------------   ------------
  Change in net assets from Investor A share transactions.. $ (6,034,081)  $(23,773,809)
                                                            ============   ============
Investor B Shares:
  Proceeds from shares issued.............................. $  3,256,294   $    984,621
  Dividends reinvested.....................................           (0)            (0)
  Shares redeemed..........................................   (1,423,841)    (3,790,567)
                                                            ------------   ------------
  Change in net assets from Investor B share transactions.. $  1,832,453   $ (2,805,946)
                                                            ============   ============
SHARE TRANSACTIONS:
Investor A shares:
  Issued...................................................      132,824        155,359
  Reinvested...............................................           (0)            (0)
  Redeemed.................................................     (324,323)      (889,471)
                                                            ------------   ------------
  Change in Investor A shares..............................     (191,499)      (734,112)
                                                            ============   ============
Investor B shares:
  Issued...................................................      104,882         30,624
  Reinvested...............................................           (0)            (0)
  Redeemed.................................................      (47,509)      (118,277)
                                                            ------------   ------------
  Change in Investor B shares..............................       57,373        (87,653)
                                                            ============   ============

                        Report of Independent Auditors

To the Shareholders and Board of Directors
  Hilliard Lyons Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hilliard Lyons Growth Fund, Inc. as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Louisville, Kentucky
January 24, 2002

                       HILLIARD LYONS GROWTH FUND, INC.
                         MANAGEMENT INFORMATION CHART
                                  (UNAUDITED)

              1                       2                     3                         4                         5
                                                                                                       Number of Portfolios
                                Positions Held     Term of Office and      Principal Occupation(s)       In Fund Complex
 Name, Address and Age          With the Fund     Length of Time Served    During Past Five Years      Overseen by Director
 ---------------------          -------------     ---------------------    ----------------------      --------------------
William A. Blodgett, Jr. (55)      Director         Indefinite; since   Vice President, Deputy                   1
Brown-Forman Corporation                              July 12, 1994     General Counsel of Brown-
850 Dixie Highway                                                       Forman Corporation since
Louisville, KY 40210                                                    October 1994; Partner, Law
                                                                        Firm of Woodward, Hobson &
                                                                        Fulton prior thereto
John C. Owens (74)...........      Director         Indefinite; since   Private Investor, formerly               1
116 Chinoe Road                                         inception       Managing Partner of
Lexington, KY 40502                                                     Owens & Company,
                                                                        Certified Public Accountants,
                                                                        Lexington, KY
Stewart E. Conner (60).......      Director         Indefinite; since   Managing Partner, Law Firm               1
Wyatt Tarrant & Combs                                August 17, 1998    of Wyatt Tarrant & Combs,
2800 Citizens Plaza                                                     Louisville, KY
Louisville, KY 40202
Donald F. Kohler (1)(2) (70).   Chairman of the     Indefinite; since   Investment Consultant;                   2
Hilliard Lyons Center         Board and President       inception       Executive Vice President of
Louisville, KY 40202                                                    Hilliard Lyons from 1986 to
                                                                        1996 and Director of Hilliard
                                                                        Lyons from 1981 to 1996
Joseph C. Curry, Jr. (57)....   Vice President,         Annually        Senior Vice President of               N/A
Hilliard Lyons Center            Secretary and                          Hilliard Lyons since July 1994
Louisville, KY 40202               Treasurer                            and Vice President prior
                                                                        thereto
Dianna P. Wengler (41)....... Assistant Secretary       Annually        Vice President of Hilliard             N/A
Hilliard Lyons Center                                                   Lyons since 1990
Louisville, KY 40202

              1                        6

                              Other Directorships
 Name, Address and Age         Held by Director
 ---------------------         ----------------
William A. Blodgett, Jr. (55)        None
Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210


John C. Owens (74)...........        None
116 Chinoe Road
Lexington, KY 40502


Stewart E. Conner (60).......        None
Wyatt Tarrant & Combs
2800 Citizens Plaza
Louisville, KY 40202
Donald F. Kohler (1)(2) (70).        None
Hilliard Lyons Center
Louisville, KY 40202


Joseph C. Curry, Jr. (57)....
Hilliard Lyons Center
Louisville, KY 40202

Dianna P. Wengler (41).......
Hilliard Lyons Center
Louisville, KY 40202

(1)Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 by virtue of an affiliation with the Fund's investment adviser and/or Hilliard Lyons.
(2)Director of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is Hilliard Lyons.
   A Statement of Additional Information, which includes additional information about Fund directors, is available without charge, upon request by calling
(800) 444-1854 from 8:30 a.m. to 5:00 p.m. central time, Monday through Friday.


ITEM 23.      Exhibits
                  *  (a)    (1)    Articles of Incorporation

                            (2)    Articles Supplementary

                  *  (b)           Bylaws

                     (c)           Not applicable

                  *  (d)           Investment Advisory Agreement between Registrant and Hilliard Lyons Investment
                                   Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.

                 **  (e)           Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.

                     (f)           Not applicable

                  *  (g)           Form of Custodian Agreement between Registrant and State Street Bank and Trust
                                   Company

                  *  (h)           Form of Transfer Agency and Service Agreement between Registrant and State Street
                                   Bank and Trust Company

                  *  (i)           Opinion and consent of Brown, Todd & Heyburn PLLC

                     (j)    (1)    Consent of Ernst & Young LLP

                            (2)    Consent of Frost Brown Todd LLC

                     (k)           Not applicable

                  *  (l)           Form of Subscription Agreement with initial stockholder

                 **  (m)           Amended and Restated Distribution Plan pursuant to Rule 12b-1.

                  *  (n)           Form of Rule 18f-3 Multiple Class Plan

                     (o)           Reserved

                  *  (p)           Code of Ethics

                 --------------------
                  *  Previously filed

                 **  Previously filed on May 1, 2001 with Post-Effective
                     Amendment No. 13 to the Registrant's Registration Statement

ITEM 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------
          None.


ITEM 25.  Indemnification
          ---------------
               Reference is made to Article IX of Registrant's Articles of Incorporation and Article V of Registrant's Bylaws which are filed as exhibits to Registration Statement post-effective amendment 12.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               Pursuant to the Distribution Agreement, between the Fund and J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor"), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigation or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.

ITEM 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
               J.J.B. Hilliard, W.L. Lyons, Inc., through its division, Hilliard Lyons Asset Management, is the investment adviser of the Registrant. For information concerning the business, profession, vocation or employment of a substantial nature of J.J.B. Hilliard, W.L. Lyons, Inc., reference is made to Form ADV filed by it under the Investment Advisers Act of 1940.

               Set forth below is a list as of April 30, 2002 of all directors and of all officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc., and the name and business address of the company (if any), other than J.J.B. Hilliard, W.L. Lyons, Inc., and its affiliates, with which each such individual has been connected since January 1, 2000, as well as the capacity in which such individual was connected:


          ----------------------------------------------------------------------

          Name and Title of Officers     Name and Address of Company
          of J.J.B. Hilliard, W.L.       with which Officer or
          Lyons, Inc.                    Director is connected        Capacity
          ---------------------------------------------------------------------
          James M. Rogers                None
          Executive Vice President and
          Chief Operating Officer
          ---------------------------------------------------------------------
          James R. Allen                 None
          Executive Vice President,
          Branch Administration &
          Investment Management Group
          ---------------------------------------------------------------------
          James W. Stuckert              Royal Gold, Inc.             Director
          Chief Executive Officer        1600 Wynkoop Street
                                         Suite 1000
                                         Denver, CO 80202
          ---------------------------------------------------------------------
          James W. Stuckert              Lawson United Corporation    Director
                                         113 West Main
                                         Glasgow, KY 42141
          ---------------------------------------------------------------------
          James W. Stuckert              Thomas Transportation        Director
                                         Group, Inc.
                                         3600 Chamberlain Lane,
                                         Suite 610
                                         Louisville, KY 40241
          ---------------------------------------------------------------------

          F. James Walker                None
          Executive Vice President,
          Financial Services
          ---------------------------------------------------------------------
          E. Neal Cory, II               None
          Executive Vice President,
          ---------------------------------------------------------------------
          Ralph S. Michael, III          T.H.E., Inc
          Director                       2545 E. 11th Street
          PNC Bank Corp.                 Tulsa, OK 74104
          ---------------------------------------------------------------------
          Ralph S. Michael, III          Private Export               Director
          Director                       Funding Corporation
          PNC Bank Corp.
          ---------------------------------------------------------------------
          Thomas K. Whitford             None                         Director
          Director
          PNC Bank Corp.
          ---------------------------------------------------------------------

               Some of the officers of J.J.B. Hilliard, W.L. Lyons, Inc. serve as officers of Hilliard-Lyons, Inc. and as directors or officers, or both, of other subsidiaries of Hilliard-Lyons, Inc., each of which subsidiaries, is organized for the purpose of carrying out the investment banking activities of J.J.B. Hilliard, W.L. Lyons, Inc. or activities in support thereof.

ITEM 27.  Principal Underwriters

          (a) J.J.B. Hilliard, W.L. Lyons, Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons, Inc. currently serves as investment adviser and principal underwriter of Hilliard-Lyons Government Fund, Inc., an open-end money market fund.

          (b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc. the Registrant's principal underwriter:

          ---------------------------------------------------------------------
                                                                    Positions
                                                                    and Offices
          Name and Principal             Positions and Offices      with
          Business Address               with Underwriter           Registrant
          ---------------------------------------------------------------------
          James M. Rogers                Executive Vice President,      None
          Hilliard Lyons Center          Chief Operating Officer
          Louisville, KY 40202
          ---------------------------------------------------------------------
          James R. Allen                 Executive Vice President,      None
          Hilliard Lyons Center          Director, Branch and
          Louisville, KY 40202           Marketing Administration &
                                         Investment Management Group
          ---------------------------------------------------------------------
          James W. Stuckert              Chief Executive Officer,       None
          Hilliard Lyons Center          Chairman
          Louisville, KY 40202
          ---------------------------------------------------------------------

          F. James Walker                Executive Vice President,      None
          Hilliard Lyons Center          Director Financial Services
          Executive Vice President,      Group
          ---------------------------------------------------------------------
          B. Neal Cory, II               Executive Vice President       None
          Hilliard Lyons Center
          Louisville, KY 40202
          ---------------------------------------------------------------------

          (c) Not applicable.


------------------

ITEM 28.  Location of Accounts and Records

               All such accounts, books and other documents are maintained at the office of State Street Bank and Trust Company, 325 Franklin Street, Boston, Massachusetts 02105 and Hilliard Lyons Growth Fund, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202.

--------------------




ITEM 31.  Management Services

          Not Applicable.

ITEM 32.  Undertakings
          ------------

          Not Applicable
----------------------

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Louisville and Commonwealth of Kentucky, on the 30th day of April, 2002.

                                       HILLIARD LYONS GROWTH FUND, INC.


                                       By: /s/  Donald F. Kohler
                                           --------------------------------
                                           Donald F. Kohler,
                                           Chairman of the Board and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



          Signature                            Title                            Date
          ---------                            -----                            ----

/s/ DONALD F. KOHLER              Chairman of the Board of                April 30, 2002
-----------------------------     Directors (Principal
Donald F. Kohler                  Executive Officer) and President

*/s/ WILLIAM A. BLODGETT, JR.     Director                                April 30, 2002
-----------------------------
William A. Blodgett, Jr.

*/s/ JOHN C. OWENS                Director                                April 30, 2002
-----------------------------
John C. Owens

*/s/ STEWART E. CONNER            Director                                April 30, 2002
-----------------------------
Stewart E. Conner

*By: /s/ DONALD F. KOHLER
     ------------------------
      Donald F. Kohler
      Attorney-in-Fact pursuant to
      Power of Attorney previously
      filed with the Commission